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                                                                   EXHIBIT 10.17

                                AMENDMENT No. 1
                TO LICENSE AND TECHNICAL CO-OPERATION AGREEMENT
                              FOR ATM TECHNOLOGY


THIS AMENDMENT No. 1 is made on September 19, 1994 ("Effective Date") by and between the following parties (hereinafter "the Parties"):


(1) ING. C. OLIVETTI & C., S.p.A., whose registered office is at Via Jervis 77, 10015 Ivrea, Italy ("Olivetti"), acting together with its controlled company OLIVETTI RESEARCH LIMITED, whose registered office is at 24A Trumpington Street, Cambridge CB2 1QA, England ("ORL"), and

(2) ADVANCED TELECOMMUNICATIONS MODULES LIMITED whose registered office is at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge, CB3 ("the Company").

                                   RECITALS

WHEREAS, the Parties entered into a License and Technical Co-operation Agreement for ATM Technology dated December 3, 1993 (the "ATM License Agreement");

AND WHEREAS, the Parties wish to amend the ATM License Agreement;

NOW, in consideration of the premises and the mutual covenants contained herein, the Parties agree to amend the ATM License Agreement as follows:

1. Section 2.1 of the ATM License Agreement is hereby amended to read as follows:

     "In consideration of the rights granted to Olivetti by Company pursuant to the Subscription Agreement and Section 3.2 and of other consideration the receipt of which is hereby acknowledged, Olivetti hereby grants to the Company an exclusive, worldwide license to use, make, have made, sell, lease and otherwise exploit without limitation (including the grant of sub-licenses) and without limit in time any hardware and/or software product based upon the Licensed Technology and the Licensed IPRs."

2. Section 2.3 of the ATM License Agreement is hereby amended to read as follows:

     "Olivetti intends to fulfill its own and its Subsidiaries' requirement for products and equipment based on the Licensed Technology and Licensed IPRs by placing procurement orders on the Company. However, notwithstanding
     Section 2.1 above, in the event that the Company for any reason does not fulfill the reasonable requirements of Olivetti and Olivetti's Affiliates for any specific product or equipment in accordance with Olivetti's specifications, quality, delivery time and other material terms and conditions and is not
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     competitive with any other external source available to Olivetti for such product or equipment after having been given a reasonable opportunity to meet such specifications, quality, delivery time and other material terms, Olivetti and its Affiliates shall then, and only then, retain the right to make, have made, use, sell, lease and otherwise exploit such specific products or equipment based upon the Licensed Technology and the Licensed IPRs."

3.   The following new Section 2.4 is added in the ATM License Agreement:

     "In the event of a dispute between Olivetti and the Company regarding Olivetti's exercise of its rights under clause 2.3 above, then such dispute shall, at the request of either party, be referred to a panel of three experts, one of which appointed by each party and the third of which appointed by mutual agreement by the first two or, in the absence of an agreement, by the President for the time being of the Institute of Chartered Accountants in England and Wales. The experts shall act as experts and not as arbitrators, shall decide by majority and their decision shall be final and unappealable. The parties shall provide the experts with copies of the relevant documents and the cost of the experts shall be borne by the party against which the experts decide."

4. All provisions of the ATM License Agreement that are not amended herein remain unaffected.

IN WITNESS WHEREOF the Parties have executed this Amendment No. 1 on the date first set out above.

                              ING. C. OLIVETTI & C., S.P.A.


                                /s/
                              --------------------------------------------

                              OLIVETTI RESEARCH LIMITED


                                /s/
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                              ADVANCED TELECOMMUNICATIONS MODULES LIMITED


                                /s/ H. Hauser
                              --------------------------------------------

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